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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-74867) of Horizon Offshore, Inc. of our report dated June 20, 2002 relating to the financial statements of Horizon Offshore, Inc. 401(k) Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
June 26, 2002

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CONSENT OF INDEPENDENT ACCOUNTANTS